Accounts receivable	12 Months Ended
Dec. 31, 2025
Accounts receivable

4. Accounts receivable

	December 31, 2025	December 31, 2024
	$	$
Trade receivables from royalties	2,686	2,898
Receivables from streams and other interests	60	-
Sales tax recoverable	111	20

	2,857	2,918

Trade receivables from royalties, streams and other interests are held in order to collect the contractual cash flows, are initially measured at the amounts communicated as receivable from the counterparties under the terms of the agreements and are generally collected within 45 days of quarter-end. None of the receivables are past due and impairment losses recognized based on lifetime expected credit losses are $nil given the credit quality of the counterparties.